UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2008

GLOBALOPTIONS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33700	73-1703260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Rockefeller Plaza, 27th Floor New York, New York		10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 445-6262

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 24, 2008, Daniel L. Burstein resigned from the Board of Directors of the Company and was appointed to the Company’s Senior Advisory Board.

On January 28, 2008, in order to fill the vacancy created by Mr. Burstein’s resignation, John P. Oswald was unanimously elected to the Board of Directors by the remaining Directors to serve until the next annual meeting of the Company’s stockholders and until his successor is duly elected and qualifies.  The Board of Directors appointed Mr. Oswald Chairman of each of the Compensation Committee and Nominating Committee of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2008	GLOBALOPTIONS GROUP, INC.

	By:	/s/ Harvey Schiller
Harvey W. Schiller, Ph.D.
Chairman and Chief Executive Officer